LCNB Operations Center, Lebanon OH Investor Presentation May 18, 2023 NASDAQ: LCNB Strategic Acquisition of Cincinnati Bancorp, Inc.

Forward Looking This presentation, as well as other written or oral communications made from time to time by us, contains certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, including those risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2022, and other SEC filings, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include: • changes in competitive and market factors that might affect our results of operations; • changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital standards; • changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; • our ability to identify potential candidates for, and consummate, acquisition or investment transactions; • the timing of acquisition or investment transactions; • local, regional and national economic conditions and events and the impact they may have on us and our customers; • targeted or estimated returns on assets and equity, growth rates and future asset levels; • our ability to attract deposits and other sources of liquidity and capital; • changes in the financial performance and/or condition of our borrowers; • changes in the level of non-performing and classified assets and charge-offs; • changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers’ payment behavior and creditworthiness; • changes in our capital structure resulting from future capital offerings or acquisitions; • inflation, interest rate, securities market and monetary fluctuations; • the effects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers; These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results will meet our expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law. • timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; • changes in consumer spending, borrowing and saving habits; • technological changes; • our ability to grow, increase market share and control expenses, and maintain sufficient liquidity; • volatility in the credit and equity markets and its effect on the general economy; • the potential for customer fraud; • effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; • the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; • our ability to integrate currently contemplated and future acquisition targets may be unsuccessful, or may be more difficult, time-consuming or costly than expected; and • material differences in the actual financial results of merger and acquisition activities compared with expectations. L C N B C O R P . | S T R A T E G I C A C Q U I S I T I O N O F C I N C I N N A T I B A N C O R P , I N C . P A G E 2 Forward Looking

Transaction Highlights

A strategic acquisition creating the leading community banking institution in Greater Cincinnati

Strong Strategic Fit

- Expands LCNB's branch footprint into Cincinnati and Northern Kentucky
- Adds dedicated and experienced personnel that are focused on being a leading residential mortgage lender and commercial real estate lender in the market
- Enables significant cross-selling and growth potential within LCNB's Wealth and Lending lines of business

Financially Compelling

- Continues to diversify LCNB's revenue streams
- Accretive to EPS, excluding any upside from identified revenue synergies
  - ~18.2% accretive in the first-year post-integration (2024)
  - ~26.2% accretive the following year (2025)
- Manageable tangible book value dilution of 6.6% at closing with an approximate earnback period of approximately 2.3 years using the crossover method[1]

Culturally Aligned

- LCNB and Cincinnati Federal management teams' vision of community banking and service to their communities are in strong alignment
- Extensive due diligence process over a three-month period
- Historically strong credit culture, similar credit profiles and underwriting disciplines
- Aligned corporate cultures focused on relationship-based banking, commitment to the community, and creating significant long-term shareholder value

1 Assuming the removal of all purchase accounting adjustments for rate marks (AOCI, securities, loans, and deposits) the tangible book value earnback period is approximately 1.6 years

LCNB CORP. | STRATEGIC ACQUISITION OF CINCINNATI BANCORP, INC. PAGE 3

102,851 317,205 296,393 169,889 2019 2020 2021 2022 Portfolio Sold 22,429 31,430 47,473 31,940 2019 2020 2021 2022 Strategic Acquisition of Cincinnati Bancorp, Inc. LCNB has grown to become one of the largest community banks in Ohio L C N B C O R P . | S T R A T E G I C A C Q U I S I T I O N O F C I N C I N N A T I B A N C O R P , I N C . P A G E 4 Cincinnati Bancorp, Inc. Overview Commercial Real Estate Loan Production ($000s) Historical Mortgage Originations ($000s)Financial Highlights ▪ Community banking focused institution founded in 1922 ▪ Headquartered in the Western Hills of Cincinnati with five branches throughout Cincinnati and Northern Kentucky ▪ Complements LCNB’s existing Southern Ohio presence and provides for a geographic expansion across the river into Northern Kentucky As of March 31, 2023 CNNB LCNB Total Assets $304.7 Million $1,924.5 Million Total Loans $262.9 Million $1,394.8 Million Total Deposits $223.6 Million $1,603.9 Million Loan to Deposit Ratio 117.6% 86.97% TCE / TA 13.19% 7.72% MRQ Net Interest Margin 2.64% 3.24% LTM ROAA 0.47% 1.14% LTM ROATCE 3.35% 15.49% LTM NCOs / Average Loans 0.00% 0.01% LTM Efficiency Ratio 85.15% 64.09%

LCNB CORP.

Expands Presence in Greater Cincinnati

Operating in robust, growing Ohio markets and making a formal leap into Northern Kentucky

Cincinnati MSA Deposit Market Share (as of June 30, 2022)

2022 Rank	Institution	Branches	Deposits in Market ($000)	Market Share (%)
1	U.S. Bancorp	74	87,509,021	51.33
2	Fifth Third Bancorp	104	43,538,417	25.54
3	The PNC Financial Services Group, Inc.	52	8,893,390	5.22
4	Huntington Bancshares Incorporated	36	4,649,464	2.73
5	First Financial Bancorp.	48	4,609,146	2.70
6	JPMorgan Chase & Co.	35	3,804,765	2.23
7	Truist Financial Corporation	16	1,910,243	1.12
8	KeyCorp	19	1,350,396	0.79
9	Commonwealth Holdings, L.L.C.	19	1,336,873	0.78
10	Union Savings Bank	14	1,333,746	0.78
	Pro Forma	23	1,220,384	0.72
11	Bank of America Corporation	11	1,095,178	0.64
12	LCNB Corp.	18	994,254	0.58
13	Guardian Bancorp, Inc	10	831,304	0.49
14	The North Side Bank and Trust Company	9	803,245	0.47
15	Peoples Bancorp Inc.	20	681,135	0.40
26	Cincinnati Bancorp, Inc.	5	226,130	0.13
	Total for Institutions in Market	632	170,494,843	100%


Piqua
Greenville
Troy
Urbana
Springfield
Dublin
Hilliard
Upper Arlington
Westerville
Gahanna
Columbus
Grove City
London
Huber Heights
Fairborn
Dayton
Beavercreek
Xenia
Centerville
Middletown
Hamilton
Mason
Forest Park
Washington Court House
Wilmington
Greenfield
Chillicothe
Hillsboro
Lawrenceburg
Covington
Batavia
Independence
LCNB Branch
CNNB Branch


Cincinnati Counties
Dayton Counties
Columbus Counties
Micropolitan Counties

Expansion Into Northern Kentucky

With over 450,000 residents, Northern Kentucky is home to about a quarter of the Greater Cincinnati's population

Fastest Growing Ohio Counties

LCNB's markets include 9 of the top 10 fastest growing counties in Ohio according to www.stacker.com

Source: S&P Capital IQ Pro

LCNB CORP. | STRATEGIC ACQUISITION OF CINCINNATI BANCORP, INC. PAGE 5

Financially Compelling Transaction Transaction provides an immediate benefit to LCNB with flexibility to the combined balance sheet L C N B C O R P . | S T R A T E G I C A C Q U I S I T I O N O F C I N C I N N A T I B A N C O R P , I N C . P A G E 6 Transaction Consideration ➢ $43.7 million in aggregate or $15.05 blended price per share1 ➢ Fixed exchange ratio of 0.9274 shares of LCNB stock or a fixed cash consideration of $17.21 per share in cash for each common share outstanding ➢ Consideration mix: 80% of shares exchanged for stock / 20% of shares exchanged for cash ➢ The transaction consideration is subject to dollar-for-dollar downward adjustment if CNNB’s adjusted shareholders’ equity, as defined in the merger agreement, is less than $36.8 million as measured three business days immediately before the closing date Valuation Multiples and Pro Forma Metrics1 ➢ Price / TBV: 108.9% ➢ Price / LTM Earnings: 32.3x ➢ Pay-to-Trade Ratio: 0.9x ➢ Core Deposit Premium: 2.3% ➢ Accretive to EPS, excluding any upside from identified revenue synergies — ~18.2% accretive in the first-year post-integration (2024) — ~26.2% accretive the following year (2025) ➢ Manageable tangible book value dilution of 6.6% at closing with an approximate earnback period of approximately 2.3 years using the crossover method (approximately 1.6 years excluding rate-related purchase accounting adjustments) Key Transaction Assumptions ➢ Gross credit mark of 0.71% or $1.6 million (0.19% or $424,000 pre-tax PCD credit mark, 0.52% or $1.2 million pre-tax non PCD credit mark) and 0.52% or $1.2 million pre-tax non PCD CECL reserve ➢ One-time pre-tax transaction and integration expenses of approximately $9.2 million — One-time transaction expenses include a $1.6 million balance sheet restructuring expense ➢ Cost savings assumption of approximately 40.0% of CNNB’s noninterest expense ➢ Loan interest rate mark of 3.75% of gross loans or $8.4 million accreted over 5 years ➢ Core deposit intangible of 3.00% of non-time deposits, amortized over 10-years accelerated ➢ Additional securities mark of $717,000, deposit mark on CDs of $1.0 million and fixed asset write-up of $643,000 ➢ Opportunity cost of cash of 4.50% Capital ➢ Remain well-capitalized under regulatory guidelines ➢ Pro forma TCE / TA ratio of 7.58% Closing & Other ➢ Robert A. Bedinghaus, Chairman & CEO, and Gregory W. Meyers, Chief Lending Officer of Cincinnati Federal are expected to stay on with the combined organization for a period of time after-closing in a consulting capacity to ensure a smooth transition ➢ LCNB intends to appoint Robert A. Bedinghaus to the boards of LCNB and LCNB National Bank immediately after closing ➢ Expected to close in the fourth quarter of 2023 ➢ Subject to regulatory approvals, CNNB shareholder approval and other customary closing conditions 1 Assumes LCNB closing stock price of $15.65 as of May 17, 2023

LCNB CORP.

Pro Forma Financial Impact

Attractive pro forma financial metrics further enhancing shareholder value

Key Financial Metrics

18.2% 2024 EPS Accretion	26.2% 2025 EPS Accretion	2.3 Years TBV Earnback
6.6% P/TBV Dilution at Closing	7.58% Pro Forma TCE / TA	

Key Financial Metrics – Excluding Marks and AOCI[1]

8.0% 2024 EPS Accretion	17.6% 2025 EPS Accretion	1.6 Years TBV Earnback
2.5% P/TBV Dilution at Closing	7.88% Pro Forma TCE / TA	

Assumed Pro Forma Bank Regulatory Capital at Close

9.12% Leverage Ratio	7.58% TCE / TA
11.43% Tier 1 Capital Ratio	12.01% Total Risk Based Capital Ratio

Transaction Multiples

108.9% Price / TBV	107.0% Price / TBV ex. AOCI
$43.7 Million Aggregate Deal Value	

1 Assumes removal of all purchase accounting adjustments for rate marks (AOCI, securities, loans, and deposits) to illustrate the earnback excluding timing related adjustments

LCNB CORP. | STRATEGIC ACQUISITION OF CINCINNATI BANCORP, INC. PAGE 7

Pro Forma Loan Composition

Strong pro forma loan portfolio with additional room for balance sheet optimization

LCNB plans to sell a portion of Cincinnati Federal's residential loan portfolio upon closing to fund additional loan growth and enhance liquidity



Commercial 8.9%
Construction 6.3%
Farm & Ag. 3.2%
Consumer 2.1%
1-4 Family 21.8%
MultiFamily & CRE 57.8%



Commercial 0.1%
Consumer 0.1%
Construction 4.1%
MultiFamily & CRE 38.9%
1-4 Family 56.8%



Commercial 7.5%
Construction 6.0%
Farm & Ag. 2.7%
Consumer 1.8%
1-4 Family 27.3%
MultiFamily & CRE 54.8%

	LCNB National Bank ($000s)	% of Total (%)
1-4 Family	303,610	21.8%
MultiFamily & CRE	805,581	57.8%
Consumer	28,744	2.1%
Commercial	124,354	8.9%
Construction	88,002	6.3%
Farm & Ag.	44,476	3.2%
Unearned Income & Other	62	0.0%
Total Loans	**1,394,829**	**100.0%**
MRQ Portfolio Yield		4.65%

	Cincinnati Federal ($000s)	% of Total (%)
1-4 Family	149,412	56.8%
MultiFamily & CRE	102,211	38.9%
Consumer	271	0.1%
Commercial	230	0.1%
Construction	10,728	4.1%
Farm & Ag.	0	0.0%
Unearned Income & Other	69	0.0%
Total Loans	**262,921**	**100.0%**
MRQ Portfolio Yield		4.37%

	Pro Forma ($000s)	% of Total (%)
1-4 Family	453,022	27.3%
MultiFamily & CRE	907,792	54.8%
Consumer	29,015	1.8%
Commercial	124,584	7.5%
Construction	98,730	6.0%
Farm & Ag.	44,476	2.7%
Unearned Income & Other	131	0.0%
Total Loans	**1,657,750**	**100.0%**
MRQ Portfolio Yield		4.61%

Note: Call report data as of March 31, 2023

LCNB CORP. | STRATEGIC ACQUISITION OF CINCINNATI BANCORP, INC.

PAGE 8

Pro Forma Deposit Composition

Strong pro forma funding profile with additional room for balance sheet optimization


Retail Time (<$100K) 6.9%
Jumbo Time (>$100K) 5.9%
Transaction Accounts 18.7%
MMDA + Savings 68.6%


Transaction Accounts 20.5%
Jumbo Time (>$100K) 29.4%
Retail Time (<$100K) 13.6%
MMDA + Savings 36.5%


Retail Time (<$100K) 7.7%
Jumbo Time (>$100K) 8.8%
Transaction Accounts 18.9%
MMDA + Savings 64.6%

	LCNB National Bank ($000s)	% of Total (%)
Transaction Accounts	299,254	18.7%
MMDA + Savings	1,099,779	68.6%
Retail Time (<$100K)	110,927	6.9%
Jumbo Time (>$100K)	93,963	5.9%
Total Deposits	**1,603,923**	**100.0%**
MRQ Cost of Int-bearing Deposits		0.87%
MRQ Cost of Funds		0.72%

	Cincinnati Federal ($000s)	% of Total (%)
Transaction Accounts	46,506	20.5%
MMDA + Savings	82,789	36.5%
Retail Time (<$100K)	30,742	13.6%
Jumbo Time (>$100K)	66,676	29.4%
Total Deposits	**226,713**	**100.0%**
MRQ Cost of Int-bearing Deposits		1.54%
MRQ Cost of Funds		1.96%

	Pro Forma ($000s)	% of Total (%)
Transaction Accounts	345,760	18.9%
MMDA + Savings	1,182,568	64.6%
Retail Time (<$100K)	141,669	7.7%
Jumbo Time (>$100K)	160,639	8.8%
Total Deposits	**1,830,636**	**100.0%**
MRQ Cost of Int-bearing Deposits		0.95%
MRQ Cost of Funds		0.87%

LCNB expects to be able to meaningfully improve the cost of funds over time at the Cincinnati Federal operation

Note: Call report data as of March 31, 2023

LCNB CORP. | STRATEGIC ACQUISITION OF CINCINNATI BANCORP, INC.

PAGE 9

L C N B C O R P . | S T R A T E G I C A C Q U I S I T I O N O F C I N C I N N A T I B A N C O R P , I N C . P A G E 1 0 Experienced Acquiror & Organic Growth Model LCNB has a consistent track record of growing both organically and through strategic acquisition • Will have completed 5 bank acquisitions since 2012, including the most recent acquisition of Columbus First Bancorp, Inc., which closed on May 31, 2018 • Grew assets organically since 2018 with a compound annual growth rate of ~4.0% First Capital Bancshares, Inc. / Citizens National Bank of Chillicothe Eaton National Bank & Trust Co. BNB Bancorp, Inc. / Brookville National Bank Columbus First Bancorp, Inc. / Columbus First Bank Total Asset Growth ($MM) 788.6 932.3 1,108.1 1,280.5 1,306.8 1,295.6 1,636.9 1,639.3 1,745.9 1,903.6 1,919.1 2,229.2 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q2023 Cincinnati Bancorp, Inc. / Cincinnati Federal (Pending)

LCNB CORP.

Transaction Summary

*LCNB is focused on moving **Further Together** to create value for all the Company's stakeholders*

- ✓ *Expands LCNB's branch footprint into Cincinnati and Northern Kentucky*
- ✓ *Strengthens LCNB's mortgage platform*
- ✓ *Enables significant cross-selling and growth potential within LCNB's Wealth and Lending lines of business*
- ✓ *Opens the door to a considerable amount of additional lending opportunities with Cincinnati Federal's existing loan customers due to LCNB's larger legal lending limit*
- ✓ *Continues to diversify LCNB's revenue streams*
- ✓ *Immediately accretive to earnings per share with manageable tangible book value dilution*
- ✓ *Historically strong credit culture, similar credit profiles and underwriting disciplines*
- ✓ *Aligned corporate cultures focused on relationship-based banking, commitment to the community and creating significant long-term shareholder value*
- ✓ *Builds on LCNB's proven acquisition strategy*

LCNB CORP. | STRATEGIC ACQUISITION OF CINCINNATI BANCORP, INC. PAGE 11

12 lcnbcorp.com NASDAQ: LCNB LCNB National Bank | lcnb.com 2 N. Broadway Lebanon, OH 45036 Member FDIC | Equal Housing Lender #furthertogether